Nasdaq: HMST 3rd Quarter 2022 October 24, 2022

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such a “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, share repurchase plans, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequent quarterly reports on Form 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our clients; the continued impact of COVID-19 on our business, employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 may arise in our primary markets; the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the business of our primary subsidiaries, Bank and Capital, through which substantially all of our operations are carried out; our ability to control operating costs and expenses; our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; the adequacy of our allowance for credit losses; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; technological changes may be more difficult or expensive than what we anticipate; a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; our ability to grow efficiently both organically and through acquisitions and to manage our growth and integration costs; our ability to attract and retain key members of our senior management team; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate; our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank, or repurchases of our common stock; and the consummation of our transaction to purchase three branches in southern California. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward- looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiaries, HomeStreet Bank (the "Bank") and HomeStreet Capital Corporation ("Capital"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $20.4 million, or $1.08 per share • ROAE of 13.4%, ROATE of 14.2%(1) and ROAA of 0.91% • Efficiency ratio of 68.4%(1) • Net interest margin of 3.00% • Net interest income increased by 5% in the quarter • Loans held for investment increased by $453 million or 7% in the quarter • Yield on loans 4.09% during 2022 third quarter • Cost of deposits of 0.71% on September 30, 2022 • Total deposits increased by $617 million, excluding the impact of branch sale • Nonperforming assets 0.15% • Book value per share of $29.53 and tangible book value per share of $27.92(1) on September 30, 2022 Other Results • Declared and paid a quarterly cash dividend of $0.35 per share Recent Developments • Entered into agreement to purchase three branches in southern California, expected to close in the first quarter of 2023 ($490 million of deposits) • Sale of five branches in eastern Washington closed in the third quarter of 2022 ($155 million of deposits, net of loans sold) HomeStreet’s results reflect its diversified business model, the benefits of its conservative credit culture and continuing focus on operating efficiency. (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on growth, profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 55 bank branches and primary offices • Total assets $9.1 billion Nasdaq: HMST

Tops in the nation in 2022 – Our recent awards p. 4 “Best Small Bank” in Washington State by Newsweek Ranked #8 among all U.S. Banks and #6 in the $5-50 billion in assets category by Bank Director

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (55) Primary stand-alone insurance office (1) Primary stand-alone lending centers (5) Pending agreement to purchase branches(3)HomeStreet p. 5 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

The content Operational Metrics: Net Promoter Score  We are pleased to announce that we achieved a Net Promoter Score (NPS) of 44 in 2021– exceeding the bank industry benchmark for the sixth consecutive year.  The NPS is a measure of customer satisfaction calculated based on responses to a single question: How likely is it that you would recommend HomeStreet Bank to a friend or colleague? To calculate the bank’s latest NPS rating, we surveyed 26,000 checking customers and received more than 1,400 survey responses.  Our net promoter score is a testament to our ongoing commitment to enrich the financial lives of families and businesses in the communities we serve and great recognition for our frontline employees and support staff, who consistently go above and beyond to deliver exceptional customer service – even when tested in the heart of a global pandemic. (1) Source of Bank Industry NPS is xminstitute.com 37 50 56 60 53 44 2016 2017 2018 2019 2020 2021 NPS Bank Industry NPS 48 44 30 13 3 3 3 -1 -12 -24 Industry NPS Benchmarks WaFd Bank HomeStreet Bank Average Banner Bank Columbia Bank KeyBank US Bank Chase Wells Fargo Bank of America

p. 7 Strategy • Current year loan growth initially funded by borrowings • Refunding strategy to replace borrowings with promotional CDs and money market products • Long term strategy to replace with organic growth and acquisitions • Demonstrated ability to attract deposits at interest rates meaningfully below wholesale borrowing rates Loan portfolio composition – as of September 30, 2022 • 18% variable loan rates • 70% hybrid loans (variable after fixed period): 16% reprice in less than three years, 31% reprice within three to five years • 12% fixed rate loans Benefits of our loan production • Portfolio loan production of $3.0 billion in the first nine months of 2022 • New loan production reflects current market pricing • Strong loan production mitigates impact of rising funding costs • Yield on loans increased by 27 basis points during the third quarter of 2022 Rising Interest Rate Environment

Shareholder Value and Active Capital Management p. 8 Share Repurchases

$0.15 $0.30 $0.45 $0.60 $0.85 $1.35 $1.60 $1.95 $2.30 $2.65 $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Cumulative Dividends Quarterly Dividend Dividends Paid p. 9 Annual dividend yield of 5% at 9/30/2022

We are committed to our employees, to our communities, and to responsible lending. ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) PRACTICES p. 10 Overall • Nominating and Governance Committee oversees the Company’s ESG programs, policies and practices and may recommend the Board of Directors make changes to the Company’s ESG strategy. • In 2022, established an ESG Management Steering Committee comprised of senior management and included ESG as part of our strategic plan. • Adopted a Company-wide ESG Policy • Currently evaluating disclosure frameworks across all ESG topics. • Conducted initial ESG priorities assessment to begin implementing initial steps. Environment and Sustainability • Evaluating disclosure frameworks against which to measure and risk manage our climate and sustainability priorities. • Evaluating disclosure controls and procedures for ESG disclosures. • Conducting proposed SEC climate rule readiness assessment. Social Responsibility and Human Capital • Focusing on the safety, health and wellness of our employees through the COVID-19 pandemic by continually monitoring and adapting operations to guidance from the Centers for Disease Control and state/local health authorities, and by providing robust employment protections to employees who are directly or indirectly affected by COVID-19 in a way that may cause them to be unable to work. • Formalized our Diversity, Equity and Inclusion Program, appointed a DE&I Officer, established an employee advisory group and designed Employee Resource Groups along with an Employee Mentorship program. • Provided 1,400 hours of paid Community Service time-off for employees to volunteer in their community. • Donated $675,000 in the first half of 2022 to local non-profit organizations, and our employees recorded 5,000 hours of volunteer time, including teaching financial education to 630 participants. • Provided 40 Volunteer Grants on behalf of employees who serve as long-term volunteers with a non-profit. Governance • Oversight by an engaged Board of Directors who actively monitor the policies and business strategies of the Company and are committed to the interest of the Company, the shareholders, employees and communities where we operate. • Created a Diversity, Equity and Inclusion Director position in 2021 to aid in developing initiatives to help grow company-wide engagement in these areas and to continue to enhance local and regional opportunities across our ESG practices. • Maintain effective governance practices including Principles of Corporate Governance, Committee Charters, Stock Ownership Guidelines, a Code of Ethics and a Whistleblower Policy and other policies.

$57.5 $57.1 $54.5 $60.1 $63.0 3.42% 3.34% 3.29% 3.27% 3.00% 50 52 54 56 58 60 62 64 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 11 $ Millions • Increasing yields on loans • Increasing yields on securities • Use of promotional rate deposit products • Higher proportion of higher cost borrowings to fund loan growth

$6.72 $6.84 $6.79 $7.45 $8.44 3.65% 3.57% 3.55% 3.68% 3.95% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 3Q21 4Q21 1Q22 2Q22 3Q22 Investment Securities Loans Average Yield Interest-Earning Assets p. 12 Average Balances $ Billions Average Rate Percent

$4.68 $4.74 $4.78 $5.55 $6.61 0.33% 0.33% 0.38% 0.55% 1.22% 0.15% 0.15% 0.16% 0.24% 0.71% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 $7 3Q21 4Q21 1Q22 2Q22 3Q22 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 13 $ Billions Average Rate Percent

27% 26% 26% 27% 23% 57% 59% 59% 57% 51% 16% 15% 15% 16% 26% $- $1 $2 $3 $4 $5 $6 $7 3Q21 4Q21 1Q22 2Q22 3Q22 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Deposits p. 14 $6.36 $6.15 $6.27 $6.18 $6.61 Period End Balances $ Billions

$24.3 $28.6 $15.6 $13.0 $13.3 $0 $10 $20 $30 $40 3Q21 4Q21 1Q22 2Q22 3Q22 Gain on sale of branches Other Deposit Fees Loan Servicing Income Net Gain on Commercial & CRE Loan Sales Net Gain on Single Family Loan Sales Noninterest Income p. 15 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

566 517 561 564 512 393 377 268 226 139 88 340 537 573 629 624 563 414 361 239 173 110 3.15% 5.47% 4.92% 4.80% 5.12% 4.03% 3.78% 3.94% 2.73% 2.84% 2.03% 0% 2% 4% 6% 8% 10% 12% 0 100 200 300 400 500 600 700 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Single Family Loan Sales Rate Locks Loans Closed GOS Margin Rate Locks/Loan Closings, $ in millions Margin% Single Family Mortgage Banking p. 16 17% 12% 10% 6% 3% 0% 10% 20% 30% 40% 3Q21 4Q21 1Q22 2Q22 3Q22 Single Family Mortgage Banking as a % of Total Revenues

50 100 150 200 250 300 350 400 450 500 3Q21 4Q21 1Q22 2Q22 3Q22 Closings/Locks Rate locks Loan Closings Single Family Mortgage Banking (SFMB) Analysis p. 17 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 3Q21 4Q21 1Q22 2Q22 3Q22 Impact of SFMB Operations on Overall Efficiency Ratio SFMB Negative Impact

0% 1% 2% 3% 4% 5% 6% 7% $0 $100 $200 $300 $400 $500 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 18

$51.9 $54.0 $54.5 $50.6 $49.9 $0 $10 $20 $30 $40 $50 $60 $70 3Q21 4Q21 1Q22 2Q22 3Q22 General, Administrative and Other Information services Occupancy Compensation & Benefits FTE Noninterest Expense p. 19 $ Millions

C&I (1) 11% CRE Perm Nonowner 9% Multifamily 54% Construction All Types 8% Home Equity & Other 5% Single Family 13% Loan Portfolio p. 20 A highly diversified loan portfolio by product and geography. Multifamily 78% Industrial 5% Office 8% Retail 6% Other 3% Permanent CRE by Property Type: $5.0 Billion (1) Custom Home Construction 28% Multifamily Construction 11% CRE 2% Residential Construction 44% Land & Lots 15% Construction by Property Type: $590 Million Loan Composition: $7.2 Billion (1) - Includes owner occupied CRE

Permanent Commercial Real Estate Lending Overview • Up To 30 Year Term • $30MM Loan Amt. Max • ≥ 1.15 DSCR • Avg. LTV @ Orig. ~ 61% p. 21 Loan Characteristics • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 60% • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 65% • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 56% • Additional property types are reviewed on a case by case basis • Includes acquired loan types • Examples include: hotels, schools, churches, marinas • Balance: $3.9B • % of Balances: 78% • Portfolio Avg. LTV ~ 58%(1) • Portfolio Avg. DSCR ~ 1.37x • Avg. Loan Size: $5.3M • Largest Dollar Loan: $48.0M 09/30/22 Balances Outstanding Totaling $5.0 Billion • Balance: $237M • % of Balances: 5% • % Owner Occupied: 51% • Portfolio LTV ~ 51%(1) • Portfolio Avg. DSCR ~ 1.63x • Avg. Loan Size: $2.4M • Largest Dollar Loan: $21.3M • Balance: $382M • % of Balances: 8% • % Owner Occupied: 31% • Portfolio LTV ~ 57%(1) • Portfolio Avg. DSCR ~ 1.68x • Avg. Loan Size: $2.4M • Largest Dollar Loan: $23.4M • Balance: $327M • % of Balances: 6% • % Owner Occupied: 20% • Portfolio LTV ~ 49%(1) • Portfolio Avg. DSCR ~ 1.65x • Avg. Loan Size: $2.9M • Largest Dollar Loan: $15.8M • Balance: $153M • % of Balances: 3% • % of Owner Occupied: 82% • Portfolio LTV ~ 37%(1) • Portfolio Avg. DSCR ~ 1.92x • Avg. Loan Size: $3.5M • Largest Dollar Loan: $24.3M 47% 21% 8% 15% 6% 3% Geographical Distribution (Balances) Multifamily 14% 28% 2%4% 44% 8% Industrial / Warehouse 16% 13% 4% 6% 48% 13% Office 19% 24%9% 7% 39% 2% Retail 5% 6% 75% 14% Other CA Los Angeles County CA Other Oregon Other WA King/Pierce/Snohomish WA Other (1) Property values as of origination date. • HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk. • “Other” category includes loans secured by Schools ($63.0 million), Hotels ($29.3 million), and Churches ($13.6 million).

Construction Lending Overview • 12 Month Term • Consumer Owner Occupied • Borrower Underwritten similar to Single Family p. 22 Loan Characteristics • 18-36 Month Term • ≤ 80% LTC • Minimum 15% Cash Equity • ≥ 1.20 DSC • Portfolio LTV ~ 30% • Liquidity and DSC covenants • 18-36 Month Term • ≤ 80% LTC • Minimum 15% Cash Equity • ≥ 1.25 DSC • ≥ 50% pre-leased office/retail • Portfolio LTV ~65% • Liquidity and DSC covenants • 12-18 Month Term • LTC: ≤ 95% Presale & Spec • Leverage, Liquid. & Net Worth Covenants as appropriate • Portfolio LTV ~ 69% • 12-24 Month Term • ≤ 50% -80% LTC • Strong, experienced, vertically integrated builders • Portfolio LTV ~ 63% • Balance: $163M • Unfunded Commitments: $150M • % of Balances: 28% • % of Unfunded Commitments: 27% • Avg. Loan Size: $552K • Largest Dollar Loan: $2.0M 09/30/22 Balances Outstanding Totaling $590 Million • Balance: $63M • Unfunded Commitments: $148M • % of Balances: 11% • % of Unfunded Commitments: 26% • Avg. Loan Size: $4.8M • Largest Dollar Loan: $12.8M • Balance: $14M • Unfunded Commitments: $1M • % of Balances: 2% • % of Unfunded Commitments: 0.12% • Avg. Loan Size: $14.3M • Largest Dollar Loan: $14.3M • Balance: $261M • Unfunded Commitments: $227M • % of Balances: 44% • % of Unfunded Commitments: 40% • Avg. Loan Size: $512K • Largest Dollar Loan: $11.1M • Balance: $89M • Unfunded Commitments: $37M • % of Balances: 15% • % of Unfunded Commitments: 7% • Avg. Loan Size: $919K • Largest Dollar Loan: $4.7M 28% 5% 54% 4% 2% 5% 1%1% Geographical Distribution (Balances) Custom Home Construction 43% 27% 8% 22% Multifamily 100% CRE 17% 11% 4% 3%4% 25% 14% 22% Residential Construction 33% 24% 6%5% 3% 10% 19% Land and Lots Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Utah Idaho Other: AZ, CO Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification.

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of Sept. 30, 2022 p. 23 25% 16% 15% 13% 6% 5% 4% 3% 3% 10% Health Care and Social Assistance Manufacturing Finance and Insurance Wholesale Trade Professional, Scientific and Technical Services Construction Retail Trade Public Administration Agriculture, Forestry, Fishing & Hunting All Other $361.6M

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments Loans Held for Investment Increasing • Lower production levels due to uncertainty regarding economy and interest rates, projected growth in 2023: 5% to 10% Average Deposits Increasing • Growth in consumer and business customers • Promotional products implemented to support loan growth Net Interest Margin Decreasing • Current loan production at higher rates • Loan growth funded by borrowings and promotional deposit products at current rates • Expectation of further Fed rate increases • Expectation of deposit betas for interest bearing deposits of less than 40% Noninterest Income Stable • Gain on sale of loans at historically low levels • Consistent servicing income and deposit fees • Excluding impact of gain on sale of branches in third quarter Noninterest Expense Stable • Available operating leverage allows company to maintain current levels • Seasonal increases in compensation and benefits expected in 2023 Q1 p. 25 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations.

Appendix

Results of Operations Quarter Ended $ Thousands, Except Per Share Data Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Net Interest Income $63,018 $60,056 $54,546 $57,084 $57,484 Provision for Credit Losses - - (9,000) (6,000) (5,000) Noninterest Income 13,322 13,013 15,558 28,620 24,298 Noninterest Expense 49,889 50,637 54,473 53,971 51,949 Income Before Income Tax 26,451 22,432 24,631 37,733 34,833 Total 20,367 17,721 19,951 29,432 27,170 Income per Share – Diluted $1.08 $0.94 $1.01 $1.43 $1.31 ROAA 0.91% 0.89% 1.10% 1.59% 1.48% ROAE 13.4% 11.8% 11.6% 16.1% 14.8% ROATE(1) 14.2% 12.6% 12.2% 17.0% 15.6% Net Interest Margin 3.00% 3.27% 3.29% 3.34% 3.42% Efficiency Ratio (1) 68.4% 68.5% 77.0% 62.2% 62.8% Full-Time-Equivalent Employees 935 956 962 970 983 Tier 1 Leverage Ratio (Bank) 9.14% 9.78% 10.30% 10.11% 10.17% Total Risk-Based Capital (Bank) 12.56% 12.29% 13.23% 13.77% 13.71% Tier 1 Leverage Ratio (Company) 7.60% 8.38% 8.99% 9.94% 10.00% Total Risk-Based Capital (Company) 11.71% 11.49% 12.65% 12.66% 13.01% p. 27 (1) See appendix for reconciliation of these non-GAAP financial measures.

Selected Balance Sheet and Other Data As of: $ Thousands, except per share data Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Loans Held For Sale $13,787 $47,314 $59,150 $176,131 $395,112 Loans Held for Investment, net 7,175,881 6,722,382 5,826,546 5,495,726 5,299,741 Allowance for Credit Losses 37,606 37,355 37,944 47,123 54,516 Investment Securities 1,311,941 1,237,957 1,083,640 1,006,691 983,038 Total Assets 9,072,887 8,852,886 7,510,894 7,204,091 7,372,451 Deposits 6,610,231 6,183,299 6,270,535 6,146,509 6,359,660 Borrowings 1,569,000 1,458,000 273,000 41,000 - Long-Term Debt 224,314 224,227 224,137 126,026 125,979 Total Shareholders’ Equity 522,789 580,767 601,231 715,339 710,376 Other Data: Book Value per Share $29.53 $31.04 $32.15 $35.61 $34.74 Tangible Book Value per Share(1) $27.92 $29.37 $30.47 $34.04 $33.18 Shares Outstanding 18,717,5579 18,712,789 18,700,536 20,085,336 20,446,648 Loans to Deposit Ratio 109.3% 110.1% 94.5% 93.0% 90.4% Asset Quality: ACL to Total Loans(2) 0.53% 0.56% 0.66% 0.88% 1.06% ACL to Nonaccrual Loans 306.6% 411.3% 320.3% 386.2% 307.8% Nonaccrual Loans to Total Loans 0.17% 0.13% 0.20% 0.22% 0.33% Nonperforming Assets to Total Assets 0.15% 0.13% 0.17% 0.18% 0.26% Nonperforming Assets $13,991 $10,835 $12,581 $12,936 $19,196 p. 28 (1) See appendix for reconciliation of this non-GAAP financial measure. (2) This ratio excludes balances insured by the FHA or guaranteed by the VA or SBA.

Loans Held for Investment Balance Trend p. 29 Balances $ Millions Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Non-owner Occupied CRE $666 9% $711 11% $699 12% $705 13% $754 14% Multifamily 3,924 54% 3,476 51% 2,730 47% 2,415 44% 2,090 39% Construction / Land Development 590 8% 570 8% 528 9% 496 9% 514 10% Total CRE Loans $5,180 71% $4,757 70% $3,957 68% $3,617 66% $3,358 63% Owner Occupied CRE $432 6% $470 7% $464 8% $458 8% $450 8% Commercial Business 362 5% 394 6% 388 6% 402 7% 436 8% Total C&I Loans $794 11% $864 13% $852 14% $860 15% $886 16% Single Family $907 13% $822 12% $759 13% $763 14% $794 15% Home Equity and Other 332 5% 317 5% 296 5% 303 5% 316 6% Total Consumer Loans $1,239 18% $1,139 17% $1,055 18% $1,066 19% $1,110 21% Total Loans Held for Investment $7,213 100% $6,760 100% $5,864 100% $5,542 100% $5,354 100%

Loan Originations and Advances Trend p. 30 Originations and Advances $ Millions Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Non-owner Occupied CRE $11 1% $39 3% $23 3% $34 4% $30 4% Multifamily 474 52% 822 63% 371 50% 395 50% 408 51% Construction / Land Development 208 23% 190 14% 175 23% 180 23% 192 24% Total CRE Loans $693 76% $1,051 80% $569 76% $609 77% $630 79% Owner Occupied CRE $11 1% $22 2% $21 3% $27 3% $12 1% Commercial Business 36 4% 61 5% 54 7% 50 6% 38 5% Total C&I loans $47 5% $83 7% $75 10% $77 9% $50 6% Single Family $119 13% $119 9% $70 9% $73 9% $94 11% Home Equity and Other 55 6% 57 4% 33 5% 36 5% 30 4% Total Consumer loans $174 19% $176 13% $103 14% $109 14% $124 15% Total $914 100% $1,310 100% $747 100% $795 100% $804 100%

Allowance for Credit Losses by Product Type p. 31 $ Thousands Sep. 30, 2022 June 30, 2022 Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $2,106 0.32% $2,180 0.31% Multifamily 11,183 0.29% 10,074 0.29% Construction/Land Development Multifamily Construction 665 1.06% 566 1.30% CRE Construction 160 0.86% 185 0.90% Single Family Construction 9,564 2.77% 10,687 3.08% Single Family Construction to Permanent 1,140 0.70% 1,159 0.73% Total CRE Loans 24,818 0.48% 24,851 0.52% Owner Occupied CRE 969 0.23% 1,092 0.23% Commercial Business 3,719 1.04% 3,578 0.91% Total C&I 4,688 0.59% 4,670 0.54% Single Family 4,464 0.56% 4,027 0.56% Home Equity and Other 3,636 1.09% 3,807 1.20% Total Consumer Loans 8,100 0.71% 7,834 0.76% Total Allowance for Credit Losses $37,606 0.53% $37,355 0.56% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA.

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Tangible Book Value per Share Shareholders’ Equity $522,789 $580,767 $601,231 $715,339 $710,376 Less: Goodwill and Other Intangibles (30,215) (31,219) (31,464) (31,709) (32,002) Tangible Shareholders’ Equity $522,574 $549,548 $569,767 $683,630 $678,374 Common Shares Outstanding 18,717,557 18,712,789 18,700,536 20,085,336 20,446,648 Computed Amount $27.92 $29.37 $30.47 $34.04 $33.18 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $522,574 $549,548 $569,767 $683,630 $678,374 Tangible Assets Total Assets $9,072,887 $8,582,886 $7,510,894 $7,204,091 $7,372,451 Less: Goodwill and other intangibles (30,215) (31,219) (31,464) (31,709) (32,002) Net $9,042,672 $8,551,667 $7,479,430 $7,172,382 $7,340,449 Ratio 5.8% 6.4% 7.6% 9.5% 9.2% p. 32

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Return on Average Tangible Equity Average Shareholders’ Equity $603,278 $603,664 $698,598 $726,014 $726,823 Less: Average Goodwill and Other Intangibles (30,602) (31,380) (31,624) (31,901) (32,195) Average Tangible Equity $572,676 $572,284 $669,974 $694,113 $694,628 Net Income $20,367 $17,721 $19,951 $29,432 $27,170 Amortization of Core Deposit Intangibles (net of tax) 186 191 191 229 229 Tangible Income Applicable to Shareholders $20,553 $17,912 $20,142 $29,661 $27,399 Ratio 14.2% 12.6% 12.2% 17.0% 15.6% Return on Average Assets Average Assets $8,899,684 $7,945,298 $7,363,589 $7,356,957 $7,264,933 Net Income $20,367 $17,721 $19,951 $29,432 $27,170 Ratio 0.91% 0.89% 1.10% 1.59% 1.48% Effective Tax Rate Used in Computations Above 22.0% 22.0% 22.0% 22.0% 22.0% p. 33

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 Efficiency Ratio Noninterest Expense $49,889 $50,637 $54,473 $53,971 $51,949 Adjustments State of Washington Taxes (629) (579) (506) (664) (578) Adjusted Total $49,260 $50,058 $53,967 $53,307 $51,371 Total Revenues Net Interest Income $63,018 $60,056 $54,546 $57,084 $57,484 Noninterest Income $13,322 $13,013 $15,558 $28,620 $24,298 Gain on sale of branches (4,270) Total Revenues $72,070 $73,069 $70,104 $85,704 $81,782 Ratio 68.4% 68.5% 77.0% 62.2% 62.8% Efficiency Ratio- excluding SFL Noninterest Expense (per above) $49,260 $50,058 $53,967 $53,307 $51,371 Less: SFL direct expense* (4,922) (7,339) (8,885) (10,006) (11,347) Net 44,338 42,719 45,082 43,301 40,024 Revenue (per above) $72,070 $73,069 $70,104 $85,704 $81,782 Less: SFL Revenue (2,660) (4,393) (6,735) (10,047) (14,002) Net 69,410 68,676 63,369 75,657 67,780 Ratio 63.9% 62.2% 71.1% 57.2% 59.0% Efficiency Ratio – SFL* 185.0% 167.1% 131.9% 99.6% 81.0% *excludes allocations of indirect expenses p. 34

Non-GAAP Financial Measures (continued) p. 35 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which excluded intangible assets from the calculation of capital ratios; and (ii) an efficiency ratio, which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes, and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. We have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.